UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                    ------------------------------------

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): April 2, 2003


                           PENNICHUCK CORPORATION
                           ----------------------
           (Exact name of registrant as specified in its charter)


NEW HAMPSHIRE                        0-18552               02-0177370
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(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)       Identification Number)


               Four Water Street, Nashua, New Hampshire 03060
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        (Address of principal executive offices, including Zip Code)


                               (603) 882-5191
                               --------------
            (Registrant's telephone number, including area code)


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Item 5 - Other Events and Regulation FD Disclosure.
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      Pennichuck Corporation ("Company") announced on April 2, 2003, that
Dr. John R. Kreick, a member of the Company's Board of Directors since
1998, has been named Chairman and interim CEO of the Company. Dr. Kreick has been appointed to the new Board position of Chairman and will serve as interim Chief Executive Officer following the retirement on April 2, 2003 of
Maurice L. Arel as the President, Chief Executive Officer and a director of the Company. Mr. Arel had served in those positions since 1985.

      The Company also announced on April 2, 2003 that its Board of Directors has formed an executive search committee to seek a replacement for Dr. Kreick as CEO.

      A copy of the Company's press release dated April 2, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits.
-------------------------------------------

      (c)   The following exhibit is submitted herewith:

      Exhibit 99.1 Press Release - "Pennichuck Announces New Chairman, CEO - Pennichuck Board elects John R. Kreick Chairman and CEO," dated April 2, 2003


                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Pennichuck Corporation
                                          ----------------------
                                                Registrant


Dated: April 3, 2003                      /s/ Charles J. Staab
                                          --------------------
                                          Charles J. Staab, Vice President,
                                          Treasurer and Chief Financial
                                          Officer

                              LIST OF EXHIBITS
                              ----------------


Exhibit No.       Description
-----------       -----------

99.1              Press Release - "Pennichuck Announces New Chairman,
                  CEO - Pennichuck Board elects John R. Kreick Chairman and CEO," dated April 2, 2003


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